EXHIBIT 10.18          LICENSING AGREEMENT, AMENDMENT # 1.,
                       DATED AS OF MARCH 13, 2002, BETWEEN
                       ANDREA ELECTRONICS CORPORATION AND
                              ANALOG DEVICES, INC.

                               LICENSING AGREEMENT
                                     Between
                         Andrea Electronics Corporation
                                       And
                              Analog Devices, Inc.
                                  Amendment #1

This Amendment #1 ("the Amendment"), is entered into this March 13, 2002. When duly executed by the Parties, this Amendment #1 will be an amendment to the Licensing Agreement entered into on December 19, 2001 (the "Agreement"), by and between Andrea Electronics Corporation ("Andrea"), and Analog Devices, Inc. ("ADI").

This Amendment hereby amends the Agreement as follows:

1.       GRANT  OF  LICENSES;  PROTECTION  OF  GOODWILL AND REPUTATION; PATENTS,
         -----------------------------------------------------------------------
         COPYRIGHTS AND TRADEMARKS.
         --------------------------

1.1      Andrea grants to ADI:

         a. a worldwide, perpetual, fully paid royalty-bearing license, including the right to sublicense to ADI CODEC chip customers, Andrea's PureAudio algorithm and updates for use on PC's, excluding handheld computing devices such as tablet PCs and PDAs; and

         b. a worldwide, royalty-free license, including the right to sublicense to ADI CODEC chip customers and/or end users, to load Andrea's EchoStop and DSDA algorithms and updates for use on PC's, excluding handheld computing devices such as tablet PCs and PDAs, subject to said chip customers and/or end users entering into a terms of use agreement directly with Andrea to enable either or both Licensed Algorithms.

         Should ADI desire to use the Licensed Algorithms for purposes or devices other than those described above, the terms of such use shall be subject to one or more separate license agreements between ADI and Andrea. Updates shall include minor enhancements to performance, functionality and features. Except as the Parties may otherwise agree, ADI may not, modify, translate, disassemble, decompile, reverse engineer or create derivative works based on the Licensed Algorithms. The Licensed Algorithms are protected by United States and international copyright law and treaties, as well as other intellectual property law and treaties, and ADI is granted no title or ownership rights, in or to the Licensed Algorithms, in whole or in part, and ADI acknowledges that title to all copyrights, patents, know-how, trade secrets and/or any other intellectual property rights to and in the Licensed Algorithms and associated documentation are and shall remain the property of Andrea and its successors or assigns. As such, ADI warrants that it will not sell or sub-license the Licensed Algorithms except as provided herein.

2.       ROYALTY.
         -------

2.1 In consideration of the license granted under this Section 1.1.a, ADI shall pay to Andrea a one-time, lump-sum royalty equal to [*******] U.S. dollars [*******]. Payment shall be due and payable on May 5, 2002. Notwithstanding the foregoing, any payments previously made by ADI under the Agreement prior to the execution of this Amendment shall be credited to the payment of this royalty.

3.       JOINT PROMOTION.
         ---------------

         The following sentences are added to the end of this Section 3: It is also understood that any profits derived from Andrea's products supporting the Licensed Algorithms, excluding two-channel microphone arrays, that serve as companions to ADI's products incorporating the Licensed Algorithms will be divided equally among the Parties. Profits shall be defined as the selling price of the product less all costs typically associated with manufacturing and selling the products, including, but not limited to, sales commissions, marketing and advertising expenses and warranty costs. Notwithstanding the forgoing, Andrea shall be entitled to all profits derived from Andrea's two-channel microphone array.

5.       TERM AND TERMINATION.
         --------------------

5.1 The term of this Agreement shall commence on May 1, 2002 hereof and shall continue for a period of one (1) year and shall thereafter automatically renew for additional one year periods unless ADI expresses its desire not to renew in writing at least thirty (30) days prior to expiration of the initial or successive period, or unless Andrea expresses its desire not to renew in writing at least one (1) year prior to the expiration of any applicable successive period commencing on May 5, 2004 or thereafter. Notwithstanding the foregoing, the license granted to ADI under Section 1.1.a of this Agreement is perpetual and therefore may not be terminated by Andrea for any reason other than those in
Section 5.2 of this Agreement.

8.       GENERAL PROVISIONS.
         ------------------

8.11     Survival. The  terms of  Section 1.4, 1.5, 4, 5.4, 6, 7, 8.1, 8.3, 8.5,
         --------
8.6 and 8.8 shall survive expiration or termination of this Agreement, whether pursuant to Section 5 or otherwise. The terms of Section 8.12 shall survive expiration or termination of this Agreement unless such termination is pursuant to Section 5.2 as a result of a breach by ADI.

8.12     Escrow Agreement.  Within a  commercially  reasonable  period  of  time
         ----------------
following the execution of this Amendment, such period not to exceed 60 days, Andrea and ADI shall enter into an escrow agreement with an independent third party escrow agent consistent with the agreement attached as Exhibit A to this Amendment, to hold the Licensed Technology (as defined below) under this Agreement in escrow for ADI. All fees due to the escrow agent are to be shared equally by Andrea and ADI. Upon execution of the escrow agreement, Andrea shall deliver the source code and copies of sufficient technical documentation to escrow agent to permit ADI to effectively utilize source code of the Licensed Algorithms, including, but not limited to, all available source documentation for the licensed software and any updates thereof (the "Licensed Technology"). ADI shall be entitled to release of the Licensed Technology upon:
(a) the rejection or termination of this Agreement, as Amended, by Andrea or its successors or representatives in breach of the provisions of the Agreement or this Agreement, including in all events any rejection or termination of the Agreement or any proposal to do so under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership, or similar law; (b) the failure of a trustee, including Andrea as debtor in possession, in any bankruptcy case filed by or against Andrea either to assume the Agreement and this Amendment within fifteen (15) days after the filing of the initial bankruptcy petition or to perform the Agreement and this Amendment within the meaning of Section 365(a)(4)(i) of the Bankruptcy Code; (c) the termination of substantially all of Andrea's ongoing business operations relating to the subject to this Agreement as Amended; (d) the liquidation of Andrea, or any sale, assignment, or foreclosure of or upon assets that are necessary for the performance by Andrea of its responsibilities under this Agreement as Amended, or (e) the transfer of a majority of Andrea's stock or substantially all of its assets to a competitor of ADI, including but not limited to [*******].

Except as modified by this Amendment, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect. Once signed, any reproduction by reliable means (for example, photocopy or facsimile) is an original unless prohibited by law.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 as of the date first written above.

ANDREA ELECTRONICS CORPORATION                     ANALOG DEVICES, INC.


By:/s/ Christopher P. Sauvigne                     By: /s/ John Croteau
---------------------------------------------          -----------------------
Name:  Christopher P. Sauvigne                     Name: John Croteau
                                                         ----------------------
Title:  President and Chief Executive Officer      Title: Product Line Director
                                                          ---------------------

                        MASTER PREFERRED ESCROW AGREEMENT

                              Master Number 0114100

This agreement "Agreement" is effective May 28, 2002 among DSI Technology Escrow Services, Inc. ("DSI"), Andrea Electronics Corporation ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1  Obligation to Make Deposit. Upon  the  signing  of  this  Agreement  by the
     --------------------------
parties, including the signing of the Acceptance Form, and Exhibit D naming the Deposit Account, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2  Identification of Tangible Media. Prior  to  the  delivery of  the  Deposit
     --------------------------------
Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI,

DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3. Escrow Account Name  Identification.  Subject to this Article 1, and at the
     -----------------------------------
time Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by the Depositor to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, shall be provided for by the Depositor on Exhibit E, and Exhibit E shall be signed by the Depositor and DSI.

1.4  Deposit  Inspection. When DSI receives the Deposit Materials and Exhibit B,
     -------------------
DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.7 below.

1.5  Acceptance  of Deposit.  At completion  of the deposit  inspection,  if DSI
     ----------------------
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.6  Depositor's Representations.  Depositor represents as follows:
     ---------------------------

     a.    Depositor   lawfully  possesses  all  of  the  Deposit  Materials
           deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance that would prohibit, limit, or alter the rights and obligations of DSI under this Agreement;

     d.    The  Deposit  Materials consist of the proprietary technology and
           other  materials  identified   either in the License Agreement or
           Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted,
           the   decryption  tools  and   decryption  keys  have  also  been
           deposited.

1.7  Verification.  Preferred  Beneficiary  shall have the right,  at  Preferred
     ------------
Beneficiary's  expense,  to cause a  verification  of any  Deposit
Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.8  Deposit Updates.  Unless  otherwise  provided  by  the  License  Agreement,
     ---------------
Depositor shall update the Deposit Materials within 60 days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.9  Removal of Deposit Materials.  The  Deposit Materials may be removed and/or
     ----------------------------
exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement. Notwithstanding the forgoing, Depositor may remove the Deposit Materials without written instructions signed by the Preferred Beneficiary in the event of the termination of the License Agreement by reason of a material breach on the part of the Preferred Beneficiary, upon DSI's receipt of written instructions referencing this section and specifying the License Agreement has terminated due to a material breach on the part of the Preferred Beneficiary.

ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1  Confidentiality. DSI  shall maintain  the  Deposit  Materials  in a secure,
     ---------------
environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2  Status Reports. DSI  will  issue to  Depositor  and Preferred Beneficiary a
     --------------
report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3  Audit Rights. During  the  term  of this Agreement, Depositor and Preferred
     ------------
Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1  Title to Media. Depositor  hereby  transfers  to DSI the title to the media
     --------------
upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2  Right to Make Copies. DSI  shall  have  the  right to  make  copies  of the
     --------------------
Deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3  Right to Transfer Upon Release. Depositor hereby grants to DSI the right to
     ------------------------------
transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4  -- RELEASE OF DEPOSIT

4.1  Release Conditions.  As used  in this Agreement, "Release  Condition" shall
     ------------------
mean any of the conditions for release set forth in the License Agreement.

4.2  Filing For Release. If Preferred  Beneficiary believes in good faith that a
     ------------------
Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3  Contrary Instructions. From  the  date   DSI mails  the  notice  requesting
     ---------------------
release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Section 7.3. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4  Release of Deposit. If DSI  does not receive Contrary Instructions from the
     ------------------
Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5  Right to Use Following Release. Unless otherwise  provided  in  the License
     ------------------------------
Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5  --  TERM AND TERMINATION

5.1  Term of Agreement. The initial term  of this  Agreement is  for a period of
     -----------------
one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) Preferred Beneficiary instructs DSI in writing that the Agreement is terminated as it relates to Preferred Beneficiary; or (c) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2  Termination for Nonpayment. In  the event of the nonpayment of fees owed to
     --------------------------
DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3  Termination by Resignation. DSI reserves the right to terminate this
     --------------------------
Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4  Disposition of Deposit Materials Upon Termination. Subject to the foregoing
     -------------------------------------------------
termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.5      Survival  of  Terms Following Termination.  Upon  termination  of  this
         ------------------------------------------
Agreement, the following provisions of this Agreement shall survive:

         a.       Depositor's Representations (Section 1.5);

         b. The obligations of confidentiality with respect to the Deposit Materials;

         c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

         d.       The obligation to pay DSI any fees and expenses due;

         e.       The provisions of Article 7; and

         f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.


ARTICLE 6  --  DSI'S FEES

6.1  Fee Schedule. DSI  is  entitled  to  be paid its standard fees and expenses
     ------------
applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2  Payment Terms. DSI shall not be required to perform any  service unless the
     -------------
payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7  --  LIABILITY AND DISPUTES

7.1  Right  to   Rely on   Instructions. DSI  may   act  in  reliance  upon  any
     ----------------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2  Indemnification.  Depositor  and   Preferred  Beneficiary  each  agree   to
     ---------------
indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3  Dispute Resolution.  Any dispute relating to or arising from this Agreement
     ------------------
shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in New York, New York, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4  Controlling  Law.   This   Agreement  is  to  be  governed and construed in
     ----------------
accordance with the laws of the State of New York, without regard to its conflict of law provisions.

7.5  Notice of Requested Order. If any party intends to obtain an order from the
     -------------------------
arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

         a.    Give DSI at least two business days' prior notice of the hearing;

         b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

         c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1  Entire Agreement. This  Agreement, which  includes the  Acceptance Form and
     ----------------
Exhibits A, B, C, D and E described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed by any party, Exhibit D need not be signed by Preferred Beneficiary or DSI and the Acceptance Form need only be signed by the parties identified therein.

8.2  Notices.  All notices, invoices, payments, deposits and other documents and
     -------
communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3  Severability. In  the  event any provision of this Agreement is found to be
     ------------
invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4  Successors. This Agreement shall  be  binding upon  and shall  inure to the
     ----------
benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5  Regulations. Depositor  and  Preferred  Beneficiary are responsible for and
     -----------
warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

Andrea Electronics Corporation              DSI Technology Escrow Services, Inc.
------------------------------
Depositor

By: /s/ Christopher P. Sauvigne             By: /s/ Jerry Limbery
    ---------------------------                 -----------------

Name: Christopher P. Sauvigne               Name: Jerry Limbery

Title: President and Chief Financial        Title: Sr. Contract Administrator
       Officer

Date: May 7, 2002                           Date: May 28, 2002

                                                                      EXHIBIT A


                            MATERIALS TO BE DEPOSITED

                              Account Number 011410


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:







-----------------------------------        -------------------------------------
Depositor                                  Preferred Beneficiary

By:                                        By:
   ---------------------------------          ----------------------------------

Name:                                      Name:
     -------------------------------            --------------------------------

Title:                                     Title:
      ------------------------------             -------------------------------

Date:                                      Date:
     -------------------------------            --------------------------------

                                                                     EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name
                       ---------------------------------------------------------

Account Number
               -----------------------------------------------------------------
Product Name                                           Version
             -----------------------------------------         -----------------
(PRODUCT NAME WILL APPEAR AS EXHIBIT B NAME ON ACCOUNT HISTORY REPORT)

DEPOSIT MATERIAL DESCRIPTION:

QUANTITY      MEDIA TYPE & SIZE         LABEL DESCRIPTION OF EACH SEPARATE ITEM

              Disk 3.5" or
------                     ----
              DAT tape     mm
------                 ----
              CD-ROM
------
              Data cartridge tape
------                            ----
              TK 70 or      tape
------                 ----
              Magnetic tape
------                      ----
              Documentation
------
              Other
------              ----------------------

PRODUCT DESCRIPTION:
Environment
            --------------------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name                                     Version
                     -----------------------------------        ----------------
Hardware required
                  --------------------------------------------------------------
Software required
                  --------------------------------------------------------------
Other required information
                          ------------------------------------------------------

I certify for DEPOSITOR that the above    DSI has inspected and accepted the
described Deposit Materials have been     above materials (ANY EXCEPTIONS ARE
transmitted to DSI:                       NOTED ABOVE):

Signature                                 Signature
          ------------------------                  ----------------------------
Print Name                                Print Name
           -----------------------                   ---------------------------
Date                                      Date Accepted
     -----------------------------                      ------------------------
                                          Exhibit B#
                                                    ----------------------------

  Send materials to:  DSI, 9265 Sky Park Court, Suite 202, San Diego, CA 92123
                                 (858) 499-1600

                                                                     EXHIBIT C

                               DESIGNATED CONTACT

                              Master Number 0114100

Notices and communications
should be addressed to:                             Invoices should be addressed to:

Company Name: Andrea Electronics Corporation        Andrea Electronics Corporation
Address: 45 Melville Park Road                      45 Melville Park Road
         Melville, New York 11747                   Melville, New York 11747

Designated Contact: Thomas W. McClay                Contact: Ms. Vicki Tursi
Telephone: (631) 719-1898                           ________________________________
Facsimile: (631) 719-1824                           ________________________________
E-Mail: tmcclay@andreaelectronics.com               P.O.#, if required: ____________

Verification Contact: Richard A. Maue


Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, Deposit Materials and notices            Invoice inquiries and fee remittances
to DSI should be addressed to:                      to DSI should be addressed to:

DSI Technology Escrow Services, Inc.                DSI Technology Escrow Services, Inc.
Contract Administration                             PO Box 45156
9265 Sky Park Court, Suite 202                      San Francisco, CA  94145-0156
San Diego, CA 92123


Telephone:  (858) 499-1600                          (858) 499-1636
Facsimile:  (858) 694-1919                          (858) 449-1637
E-Mail:     ca@dsiescrow.com
            ----------------

Date: May 7, 2002


                                                                      EXHIBIT D

                             NAME OF INITIAL ACCOUNT

                             Account Number 0114100


                               ("Depositor") has entered into a Master Preferred
-------------------------------
Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.





The initial account will be referenced by the following name:

                                                 .
-------------------------------------------------








-----------------------------------
Depositor

By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------

Date:
     -------------------------------

                                                                     EXHIBIT E

                            ADDITIONAL ESCROW ACCOUNT
                      TO MASTER PREFERRED ESCROW AGREEMENT


                              Master Number 0114100


                    New Account Number ______________________



                                ("Depositor") has entered into a Master
-------------------------------
Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name:
                                     .
-------------------------------------

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.












                                        DSI Technology Escrow Services, Inc.
------------------------------------
Depositor

By:                                     By:
   ---------------------------------        ------------------------------------

Name:                                   Name:
     -------------------------------          ----------------------------------

Title:                                  Title:
      ------------------------------           ---------------------------------

Date:                                   Date:
     -------------------------------         -----------------------------------

                              PREFERRED BENEFICIARY
                                 ACCEPTANCE FORM

                             Account Number 0114100

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc.
("DSI"), hereby acknowledge that                                    is the
                                 ----------------------------------
Preferred Beneficiary referred to in the Master Preferred Escrow Agreement
effective           , 20      with DSI as the escrow agent and
          ----------    -----
                            as the Depositor. Preferred Beneficiary hereby
---------------------------
agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                                             Account Number
------------                                             --------------

----------------------------------                       --------------------------------------

----------------------------------                       --------------------------------------

----------------------------------                       --------------------------------------



Notices  and   communications  to  Preferred
Beneficiary  should  be  addressed  to:                  Invoices should be addressed to:


Company Name:
             ----------------------------------------    -------------------------------------------
Address:
        ---------------------------------------------    -------------------------------------------

-----------------------------------------------------    -------------------------------------------

Designated Contact:                                      Contact:
                   ----------------------------------             ----------------------------------
Telephone:
          -------------------------------------------    -------------------------------------------
Facsimile:                                               P.O.#, if required:
          -------------------------------------------                       -----------------------
E-Mail:
        ---------------------------------------------


-----------------------------------------------------    -------------------------------------------
Preferred Beneficiary                                    Depositor



By:                                                      By:
    -------------------------------------------------       ----------------------------------------

Name:                                                    Name
     ------------------------------------------------        ---------------------------------------

Title:                                                   Title
      -----------------------------------------------         --------------------------------------

Date:                                                    Date:
     ------------------------------------------------         --------------------------------------


DSI Technology Escrow Services, Inc.
------------------------------------

By:
   ------------------------------------

Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------
